UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 14, 2004


                             P & F INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                 1-5332               22-1657413
----------------------------   ---------------------   -------------------------
(State or Other Jurisdiction   (Commission File No.)   (IRS Employer
of Incorporation)                                       Identification Number)

                  300 Smith Street, Farmingdale, New York 11735
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 694-1800
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

     On December 17, 2004 P & F Industries, Inc. (the "Registrant") filed a Current Report on Form 8-K under Items 1.01, 2.01 and 9.01 with the Securities and Exchange Commission (the "Initial 8-K Filing"). Upon further consideration, the Registrant has determined that no filing is required under Item 2.01, and accordingly, no pro forma financial information is required under Item 9.01. This Current Report on Form 8-K/A amends the Initial 8-K Filing.

Item 1.01     Entry into a Material Definitive Agreement.

     Pursuant to an Asset Purchase Agreement (the "APA"), dated December 13, 2004, effective as of the close of business on December 10, 2004 (the "Effective Time"), among the Registrant, Green Manufacturing, Inc., a wholly owned subsidiary of the Registrant ("Green"), and Rosenboom Machine & Tool, Inc. ("RMT"), Green sold certain of its assets comprising its Hydraulic Cylinder Division to RMT. The assets sold pursuant to the APA include, among others, machinery and equipment, work-in-process inventory and certain intangibles. Certain assets were retained by Green, including, but not limited to, Green's accounts receivable existing at the Effective Time. In consideration for the assets acquired pursuant to the APA, RMT paid Green approximately Two Million Three Hundred Seventy-Eight Thousand Five Hundred Fourteen ($2,378,514) Dollars, and agreed to pay additional consideration on a quarterly basis for the twenty
(20) consecutive quarterly periods commencing as of the Effective Time, dependent on certain sales by RMT, subject to certain other conditions. In addition, RMT assumed certain of Green's contractual obligations.

     Pursuant to a Limited Warranty Deed, dated as of December 8, 2004, delivered on December 14, 2004, Green also sold to RMT the land and building located at 1032 South Maple Street, Bowling Green, Ohio in consideration of RMT's payment of approximately One Million Three Hundred Thousand ($1,300,000) Dollars.

     Pursuant to a Raw Materials Inventory Purchase Agreement between Green and RMT, Green sold certain raw material inventory to RMT for approximately Six Hundred Eighty-Five Thousand Nine Hundred Twelve ($685,912) Dollars. The purchase price for such raw material inventory is payable pursuant to the terms of a Promissory Note, dated December 10, 2004, payable in various amounts over a one (1) year period commencing as of the Effective Time. The Promissory Note is secured by a stand-by letter of credit issued by a bank on behalf of RMT. The amount of such letter of credit automatically reduces thirty (30) days following each principal payment date under such Promissory Note. Pursuant to an Inventory Put Agreement between Green and RMT, Green has granted RMT the right to resell to Green up to fifteen (15%) percent in value of any remaining raw material inventory during the thirty (30) days following the first anniversary of the Effective Time.

     Green and RMT also entered into a Finished Goods Inventory Purchase Agreement (the "FGIPA"), pursuant to which Green may sell, and RMT may purchase, certain finished goods during the twelve (12) months following the Effective Time. The aggregate purchase price payable under the FGIPA could be up to approximately Eight Hundred Eighty-Eight Thousand Eight Hundred Thirty-Two ($888,832) Dollars. However, RMT has the right to return any inventory to Green that is not deemed purchased by RMT under the terms of the FGIPA at the end of its one (1) year term.

     Pursuant to an Interim Lease between Green and RMT (the "Interim Lease"), Green agreed to lease certain space in connection with the operation of Green's Access Division. The term of the Interim Lease is from the Effective Time until one hundred eighty (180) days thereafter, unless terminated earlier in accordance with the terms of the Interim Lease. Such Interim Lease was terminated on February 2, 2005.

     Pursuant to a Transitional Services Agreement between Green and RMT (the "TSA"), RMT agreed to provide certain administrative, accounting, manufacturing, warranty and other services relative to Green and its Agricultural Division and Access Division in consideration of certain amounts to be paid by Green, determined in accordance with the TSA. The term of the TSA is from the Effective Time until One Hundred Eighty (180) days thereafter, unless terminated earlier in accordance with the terms of the TSA. Such TSA was partially terminated, with respect to Access Services, as defined therein, on February 2, 2005.

     Unless otherwise indicated, all documents referred to herein are dated December 13, 2004, but effective as of the Effective Time.

Item 9.01     Financial Statements and Exhibits.

     (c)      Exhibits.*

              2.1 Asset Purchase Agreement, dated December 13, 2004, among Rosenboom Machine & Tool, Inc., Green Manufacturing, Inc. and P&F Industries, Inc.**

              2.2 Limited Warranty Deed, dated as of December 8, 2004, from Green Manufacturing, Inc. to Rosenboom Machine & Tool, Inc.**

              2.3 Raw Materials Inventory Purchase Agreement, dated December 13, 2004, between Green Manufacturing, Inc. and Rosenboom Machine & Tool, Inc.**

              2.4 Finished Goods Inventory Purchase Agreement, dated December 13, 2004, between Green Manufacturing, Inc. and Rosenboom Machine & Tool, Inc.**

              2.5   Finished Goods Security Agreement,  dated December 13, 2004,
                    between   Rosenboom   Machine   &  Tool,   Inc.   and  Green
                    Manufacturing, Inc.**

              2.6 Promissory Note, dated December 10, 2004, made payable in the original principal amount of Six Hundred Eighty Five Thousand Nine Hundred Twelve ($685,912) Dollars to the order of Green Manufacturing, Inc.

              99.1 Press Release, dated December 14, 2004, issued by P & F Industries, Inc.

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* Each of the listed  exhibits was filed  previously  as part of the Initial 8-K
Filing, and is not being re-filed herewith.

** Pursuant to Rule 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted from this filing. The Registrant agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     P & F INDUSTRIES, INC.


Date:  March 4, 2005                                 /s/ Joseph A. Molino, Jr.
                                                     -------------------------
                                                     Joseph A. Molino, Jr.
                                                     Vice President and
                                                     Chief Financial Officer